UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 13, 2011

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

As previously disclosed, on December 12, 2011, Lee Enterprises, Incorporated (the “Company”) and certain of its subsidiaries (together with the Company, the "Debtors") filed voluntary petitions (collectively, the “Voluntary Ch. 11 Filing”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”)  for relief  under Chapter 11 of Title 11 of the United States Code (the “Ch. 11 Proceedings”).  On December 14, 2011, the Company, following interim approval of the Bankruptcy Court, entered into a Credit and Guaranty Agreement among the Company as borrower, certain of its subsidiaries as subsidiary guarantors (collectively, “Subsidiary Guarantors”), together with the Company, each a debtor and a debtor-in-possession, various Lenders party thereto, Deutsche Bank Trust Company Americas (“Deutsche Bank”) as Administrative Agent, and Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers (the “DIP Credit Agreement”).

The DIP Credit Agreement provides for a $40,000,000 debtor-in-possession revolving credit facility that may be used for general corporate purposes of the Company and the Subsidiary Guarantors and provide the Company additional liquidity, if required, during the Ch. 11 Proceedings and will, subject to the satisfaction of certain conditions, be converted into a new secured superpriority exit revolving credit facility under the Exit Credit Agreement upon the emergence of the Debtors from the Ch. 11 Proceedings.  The Exit Credit Agreement is intended to replace the prepetition Amended and Restated Credit Agreement, dated as of December 21, 2005, as amended, among the Company and certain of its subsidiaries, lenders from time to time party thereto and Deutsche Bank as Administrative Agent.

The revolving credit facility under the DIP Credit Agreement was not drawn at the December 14, 2011 closing.  Interest on the revolving credit facility, if used, is at LIBOR plus 5.5%, with a LIBOR floor of 1.25%.  The DIP Credit Agreement matures on the earlier to occur of (a) June 12, 2012 and (b) the effective date of the Debtors' joint prepackaged plan of reorganization confirmed by the Bankruptcy Court pursuant to its entry of a confirmation order. The confirmation hearing is scheduled for January 23, 2012.

The DIP Credit Agreement contains certain customary covenants, various representations and warranties, and may be terminated upon occurrence of certain events of default.  The DIP Credit Agreement limits, among other things, the Company’s and Subsidiary Guarantors’ ability to (i) incur indebtedness, (ii) issue equity interests and pay dividends, (iii) incur or create liens, (iv) dispose of assets, (v) prepay indebtedness and make other restricted payments, (vi) enter into sale and leaseback transactions and (vii) modify the terms of any indebtedness and certain material contracts of the Company and the Subsidiary Guarantors.

The Bankruptcy Court has scheduled a hearing for January 6, 2012 to consider final approval of the DIP Credit Agreement.

The foregoing summary description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.   Other Events.

The Company announced prior to the Voluntary Ch. 11 Filing that its Ch. 11 Proceedings were not intended to impact employees, suppliers or customers. As part of the Voluntary Ch. 11 Filing, the Company filed a variety of customary motions with the Bankruptcy Court (the “first day motions”) to approve, among other things, the Company’s access to its cash on hand, as well as all cash generated from daily operations, which will be used to continue to satisfy the Company’s pre-petition and post-petition obligations without interruption during the course of the Ch. 11 Proceedings.  Also, the Company filed first day motions to approve payment of all employee wages, salaries, health benefits and other employee obligations during the Ch. 11 Proceedings, as well as authority to continue to honor its current customer commitments. On December 13, 2011, the Bankruptcy Court approved all of the Company’s first day motions and the Company received authorization from the Bankruptcy Court to satisfy all obligations incurred in the ordinary course of business without seeking further Bankruptcy Court approval.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	10.1	DIP Credit Agreement dated December 14, 2011

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This report contains information that may be deemed forward-looking that is based largely on the Company’s current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond the Company’s control, are the outcome and impact on the Company’s business of the Voluntary Ch. 11 Filing, the Company’s ability to generate cash flows and maintain liquidity sufficient to service the Company’s debt, to comply with or obtain amendments or waivers of the financial covenants contained in the its credit facilities, if necessary, and to refinance the Company’s debt as it comes due.

Other risks and uncertainties include the impact and duration of continuing adverse economic conditions, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, availability of credit, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining the Company’s listing status on the NYSE, competition and other risks detailed from time to time in the Company’s publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”,  “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this report. The Company does not undertake to publicly update or revise its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: December 15, 2011	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	DIP Credit Agreement dated December 14, 2011

5